UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 1, 2019
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2125 O'Nel Drive
San Jose, CA 95131
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	New York Stock Exchange
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On August 1, 2019, 8x8, Inc. (the "Company") held its annual meeting of stockholders for calendar year 2019 (the "Annual Meeting"), at which a quorum for the transaction of business was present in person or represented by proxy. The stockholders voted on the following proposals at the Annual Meeting:

1.
Election of eight directors to hold office until the 2020 Annual Meeting of Stockholders of the Company, and until their respective successors have been duly elected and qualified. The Company's nominees were Bryan R. Martin, Vikram Verma, Eric Salzman, Jaswinder Pal Singh, Vladimir Jacimovic, Monique Bonner, Todd Ford and Elizabeth Theophille.

2.	Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020.

3.	Approval of amendments to the Company's Amended and Restated 2012 Equity Incentive Plan, including the reservation of 12,000,000 additional shares for issuance thereunder.

4.	Approval, on an advisory basis, of the Company's executive compensation for the fiscal year ended March 31, 2019.
Final voting results were as follows:
Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Bryan R. Martin	68,093,419	1,953,070	14,998,147
Vikram Verma	67,209,774	2,836,715	14,998,147
Eric Salzman	68,065,778	1,980,711	14,998,147
Jaswinder Pal Singh	68,989,540	1,056,949	14,998,147
Vladimir Jacimovic	67,683,106	2,363,383	14,998,147
Monique Bonner	69,177,448	869,041	14,998,147
Todd Ford	59,662,294	10,384,195	14,998,147
Elizabeth Theophille	69,355,210	691,279	14,998,147
Each of the Company's nominees was elected to serve as a director until the next annual meeting of stockholders, and until such director's successor has been elected and qualified.
Proposal Two: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
84,363,961	442,708	237,967	—
The stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020.
Proposal Three: Approval of Amendments to 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
44,199,072	25,474,362	373,055	14,998,147
The stockholders approved the amendments to the Company's Amended and Restated 2012 Equity Incentive Plan, including the reservation of 12,000,000 additional shares for issuance thereunder.
Proposal Four: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Vote
66,092,115	3,724,560	229,814	14,998,147
The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 5, 2019

8X8, INC.

By: /s/ Steven Gatoff
Steven Gatoff
Chief Financial Officer